SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 12, 2001
                                                        ---------------



                               TeleCorp PCS, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)



             Delaware                  333-36954            54-1988007
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



           1010 N. Glebe Road, Suite 800   Arlington, VA           22201
--------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code (703) 236-1100
                                                         ---------------



         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

      Pursuant to Rule 135c of the Securities Act, on March 12, 2001, TeleCorp PCS, Inc. issued a press release that announced its proposed private sale of senior subordinated discount notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   The following exhibit is filed with this report:

   Exhibit Number             Description
   --------------             -----------

   99.1                    Press Release of TeleCorp PCS, Inc. dated
                           March 12, 2001.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   TeleCorp PCS, Inc.
                                                   ------------------
                                                      (Registrant)



Date: March 15, 2001                     By:   /s/ Thomas H. Sullivan
                                             -----------------------------------
                                                    Thomas H. Sullivan
                                                    Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT                 DESCRIPTION

99.1                    Press Release of TeleCorp PCS, Inc. dated
                        March 12, 2001